SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 19, 2003


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-10787               95-4097995
 (State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)            File Number)         Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant issued on August 19, 2003, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

     4.1 Eighth Amendment to Credit and Guaranty Agreement, dated as of August 19, 2003, by and among Registrant, Vicar Operating, Inc., certain subsidiaries of Registrant as Guarantors, Goldman Sachs Credit Partners L.P., and Wells Fargo Bank, National Association as Administrative and Collateral Agent.

     99.1 Press release dated August 19, 2003.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 20, 2003                             VCA Antech, Inc.



                                            /s/ Tomas W. Fuller
                                            ---------------------------
                                            By: Tomas W. Fuller
                                            Its: Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBITS

4.1 Eighth Amendment to Credit and Guaranty Agreement, dated as of August 19, 2003, by and among Registrant, Vicar Operating, Inc., certain subsidiaries of Registrant as Guarantors, Goldman Sachs Credit Partners L.P., and Wells Fargo Bank, National Association as Administrative and Collateral Agent.

99.1 Press release dated August 19, 2003.